Exhibit 10.3

Equity Pledge Contract

This equity pledge contract (“Contract”) is made by the following parties in Beijing, China on June 7, 2018:

Party A: Ningxia Xiangshang Yixin Technology Co., Ltd., having its registered address at Room 6-B11, Block B, Oriental International Apartment, Xingqing District, Yinchuan City, Ningxia (“Pledgee”);

Party B: the shareholders set forth in Exhibit 2 (List of Shareholders of Ningxia Xiangshang Rongke Technology Development Co., Ltd.) attached hereto (collectively as “Pledgors”); and

Party C: Ningxia Xiangshang Rongke Technology Development Co., Ltd., a limited liability company incorporated according to the laws of China, having its uniform social code 91110105397574386P, and its domicile at No. 1107, F/11 CBD Financial Center, 142 Wanshou Road, Yuehaiwan CBD, Jinfeng District, Yinchuan City, Ningxia.

For purpose hereof, each of Party A, Party B and Party C is hereinafter referred to individually as a “Party”, and collectively as the “Parties”.

Whereas,

1.                   Party C is a limited liability company registered in Yinchuan City, Ningxia Province, China. The Pledgors hold 100% equity in Party C.

2.                   The Pledgee is a limited liability company duly incorporated and validly existing according to the laws of China. The Pledgee and Party C entered into a series of Transaction Documents (as defined below) on June 7, 2018;

3.                   To guarantee that Party C and the Pledgors will perform the obligations under the Transaction Documents, the Pledgors create a pledge over 100% equity in Party C in favor of the Pledgee;

4.                   Party C acknowledges the rights and obligations of the Pledgors and the Pledgee hereunder, and agrees to provide any assistance required for registration of the pledge.

Therefore, the Parties agree to enter into this Contract as follows:

1.                                      Definitions

Unless this Contract stipulates otherwise, the terms below shall have the following meanings:

1.1                               “Pledge” means the security interest created by the Pledgors in favor of the Pledgee according to Clause 2 hereof, that is the right of the Pledgee to be first paid from the proceeds of transfer, auction or sale of the equity of the Pledgors.

1.2                               “Equity” means the 100% equity currently held by the Pledgors legally in Party C, i.e., the equity of the Pledgors set forth in the table below:

No.	Shareholder	Subscribed Contribution (RMB: ten thousand)	Shareholding Percentage
1.	Tianhua Wu	214.355244	16.8756%
2.	Ke Yang	86.773055	6.8314%
3.	Ming Dong	4.587907	0.3612%
4.	Yang Sun	5.701220	0.4488%
5.	Xueping Lin	13.831300	1.0889%
6.	Beijing Haozhong Management Consulting Center (Limited Partnership)	221.885312	17.4684%
7.	Xiaochang Shuimu Investment Center (Limited Partnership)	147.805739	11.6363%
8.	Beijing Oumu Lianghe Investment Management Co., Ltd.	4.804795	0.3783%
9.	Beijing Ganquan Huizhi Assets Management Co., Ltd.	2.688588	0.2117%
10.	Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)	18.734176	1.4749%
11.	Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership)	1.087012	0.0856%
12.	Beijing Tiaozhan Management Consulting Co., Ltd.	9.367088	0.7374%
13.	Beijing Qianxian Shidai Investment Management Co., Ltd.	8.500632	0.6692%
14.	Horgos Tiaozhanzhe Venture Capital Co., Ltd.	0.866456	0.0682%
15.	Hangzhou Xianfeng Investment Partnership (Limited Partnership)	6.714650	0.5286%
16.	Chengdu Nibilu Technology Co., Ltd.	13.429300	1.0572%
17.	Beijing Pansheng Investment Management Co., Ltd.	24.286482	1.9120%
18.	Beijing Mosi Investment Co., Ltd.	17.559031	1.3824%
19.	Beijing Lingfeng Investment Center (Limited Partnership)	58.510914	4.6064%
20.	Tianjin Jinmi Investment Partnership (Limited Partnership)	186.597503	14.6903%
21.	Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership)	48.780488	3.8403%
22.	Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership)	12.195122	0.9601%
23.	Ningxia Wayne Equity Investment Fund (Limited Partnership)	49.085366	3.8643%
24.	Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership)	23.491363	1.8494%
25.	Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership)	36.585366	2.8803%
26.	Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership)	51.986804	4.0928%
	Total	1,270.210913	100.0000%

1.3                               “Pledge Period” means the period specified in Clause 3 hereof.

1.4                               “Transaction Documents” means the Exclusive Business Cooperation Agreement, the Exclusive Option Contract and the Power of Attorney executed by the Pledgee, Party C and/or the Pledgors on June 7, 2018, the Commitment Letters issued by the Pledgors to the Pledgee on June 7, 2018, and this Contract.

1.5          “Breach Event” means any of the circumstances set out in Clause 7 hereof.

1.6          “Breach Notice” means the notice of Breach Events issued by the Pledgee according to this Contract.

2.             Pledge

2.1                               As a security for prompt and full performance of all obligations (including but not limited to the consulting fee and/or service fee payable to the Pledgee according to the Exclusive Business Cooperation Agreement) of Party C and the Pledgors under the Transaction Documents when they become due (whether on the specified due date, through early repayment, or otherwise), the Pledgors hereby create a pledge over their entire equity in Party C in favor of the Pledgee.

2.2                               The Pledge will cover all service fees receivable by the Pledgee under the Transaction Documents and their interest, liquidated damages (if any), damages, and various costs and expenses for realizing the pledge (including but not limited to attorney’s fee, arbitration cost, and the costs for assessment and auction of the pledged equity).

2.3                               During the Pledge Period, any distribution of dividend or bonus shall be subject to prior written consent of the Pledgee. Where any distribution of dividend or bonus is made upon consent of the Pledgee, the Pledgee has the right to receive the dividend or bonus generated from the Equity. At the request of the Pledgee, the dividend or bonus received by the Pledgee in connection of the Equity, after deducting the individual income tax payable by the Pledgors, shall be (1) deposited to the account designated by the Pledgee, supervised by the Pledgee, and used for securing performance of the contractual obligations and first payment of the secured debts; or (2) given unconditionally to the Pledgee or any person designated by the Pledgee free of consideration, subject to the laws of China.

2.4                               The Pledgors shall not increase the share capital of Party C without prior written consent of the Pledgee. Any additional amount in the registered capital of Party C from increased contribution of the Pledgors shall be subject to the equity pledge hereunder.

If Party C is required to be dissolved or liquidated according to any mandatory provisions of China laws, the benefit received by the Pledgors from distribution made by Party C according to laws upon completion of the dissolution or liquidation procedure of Party C shall be, at the request of the Pledgee, (1) deposited to the account designated by the Pledgee, supervised by the Pledgee, and used for securing performance of the contractual obligations and first payment of the secured debts; or (2) given unconditionally to the Pledgee or any person designated by the Pledgee free of consideration, subject to the laws of China.

3.                                      Pledge Period

3.1                               The Pledge Period commences on the execution of this Contract and ends when all obligations of Party C and the Pledgors under the Transaction Documents are fully performed. During the Pledge Period, if Party C and the Pledgors fail to perform or to fully perform their obligations under the Transaction Documents, the Pledgee shall have the right (but not obligation) to dispose of the Equity according to the provisions hereof.

3.2                               The Pledge shall be created when it is registered with the administration for industry and commerce at the place of Party C (“Registration Authority”). The Parties agree that the Pledgors and the Pledgee shall submit the registration application for creation of equity pledge with the Registration Authority according to the Measures for the Registration of Equity Pledge at Administrative Departments for Industry and Commerce within seven (7) working days as of execution hereof or any longer period consented by the Pledgee in writing. The Pledgors and the Pledgee shall use their best efforts to complete the registration of the Pledge over the entire Equity of Party C hereunder with the Registration Authority, receive the registration notice from the Registration Authority, and ensure the Registration Authority record the equity pledge completely and accurately in the equity pledge register.

4.                                      Keeping of Equity Records

4.1                               The Pledgors shall record the equity pledge specified herein in the register of shareholders of Party C as of execution of this Contract, and deliver the original contribution certificates and the original register of shareholders recording the equity pledge to the Pledgee for keeping. The Pledgee shall keep such documents during the whole Pledge Period specified herein.

4.2                               During the Pledge Period, the Pledgee shall have the right to receive all revenues, if any, of the pledged equity, including but not limited to bonus, dividend and other revenues generated from the pledged equity.

5.                                      Representations and Warranties of the Pledgors

Each Pledgor severally (but not jointly) represents and warrants to the Pledgee as follows:

5.1                               Except for those circumstances disclosed to the Pledgee, it/he is the sole legal and beneficial owner of the Equity and has legal, full and complete ownership to the Equity, subject to any agreement entered into between it/he and the Pledgee.

5.2                               It/he has the power to enter into this Contract and to perform obligations hereunder; the terms of this Contract has legal binding force upon it/him as from the effective date of this Contract.

5.3                               It/he shall have the right to dispose of and transfer its Equity according to the terms hereof.

5.4                               Except for the Pledge hereof, it/he has not created any security interest or other encumbrances over its/his Equity, the ownership to the Equity is free of any actual or threatened dispute, lien or other procedural restrictions, and may be pledged and transferred according to the applicable laws.

5.5                               The execution hereof, exercise any right hereunder and performance of any obligation hereunder by the Pledgor will not violate any laws, regulations, or any agreement or contract to which the Pledgor is a party, or any commitment made by the Pledgor to any third party.

5.6                               All documents, information, statements and certificates (if applicable) provided by the Pledgor to the Pledgee are accurate, true, complete and valid.

5.7                               The Pledgor warrants to the Pledgee that it has made all proper arrangements and executed all necessary documents to ensure that performance of this Contract will not be affected or prevented by its/his heir, guardian, successor in title, creditor, spouse or other person that may acquire its/his Equity or relevant right when it/he dies, is dissolved, becomes incapacitated, goes into bankruptcy, is divorced, or has other circumstance that may affect exercise of Equity.

5.8                               Each Pledgor severally but not jointly warrants to the Pledgee that the above representations and warranties shall be true and correct and will be complied with before the contractual obligations are fully performed or the secured debts are completed satisfied.

Party C represents and warrants to the Pledgee as follows:

5.9                               Party C is a limited liability company duly incorporated and validly existing according to the laws of China, who has separate legal personality and full and independent legal status and capacity to execute, deliver and perform this Contract.

5.10                        This Contract has been duly signed by Party C, and constitutes legal, valid and binding obligations of Party C.

5.11                        Party C has full internal power and authority to execute and deliver this Contract and all other documents relating to the transaction contemplated herein, and has full power and authority to consummate the transaction contemplated herein.

5.12                        There is no security interest or other encumbrances over Party C’s assets which may affect the Pledgee’s rights or interests in the Equity, including but not limited to transfer of Party C’s intellectual property or transfer of any Party C’s asset with a value of RMB 500000 or more outside the normal course of business, or any encumbrances over the property or use right to such assets.

5.13                        There is no pending or, to the knowledge of Party C, threatened litigation, arbitration or other legal proceedings of any court or arbitral tribunal, or any administrative procedure or penalty of any government authority or administrative agency over the Equity, Party C or its assets, which may have material or adverse effect on Party C’s economic conditions or any Pledgor’s ability to perform any obligation hereunder or any liability of security.

5.14                        Party C hereby warrants to the Pledgee that the above representations and warranties shall be true and correct and shall be fully complied with before the obligations hereunder are fully performed or the secured debts hereunder are fully satisfied.

6.                                      Further Covenants and Consents of the Pledgors and Party C

The Pledgors further consent and covenant as follows:

6.1                               During the term hereof, each Pledgor hereby severally but not jointly covenants to the Pledgee that the Pledgor

6.1.1                     shall not transfer the Equity or create or permit existence of any security interest or other encumbrance that may affect any right or interest of the Pledgee in the Equity without prior written consent of the Pledgee, except for performance of the Exclusive Option Contract entered into by the Pledgor, the Pledgee and Party C on June 7, 2018;

6.1.2                     Shall immediately notify the Pledgee of (1) any event that may affect the right of the Pledgee to the Equity or any part of the Equity, or any notice thereof, and (2) any event that may affect any guarantee or other obligation of the Pledgor resulting from this Contract, or any notice thereof.

6.2                               Each Pledgor severally agrees that any right of the Pledgee to the Pledge herein shall not be interrupted or hindered by the Pledgor or its/his heir, successor or representative or any other person through any legal procedure.

6.3                               To protect and perfect any security interest granted hereunder, each Pledgor hereby undertakes to execute in good faith, and to procure other parties having interest in the Pledge to execute, all certificates, agreements, deeds and/or undertakings required by the Pledgee. The Pledgor further undertakes to take, and to procure any other parties having interest in the Pledge to take, any acts required by the Pledgee, to promote the Pledgee to exercise any right and authority granted hereunder, and enter into all relevant documents relating to ownership to the Equity with the Pledgee or any person designated by the Pledgee (whether natural person or legal person). The Pledgor undertakes to provide the Pledgee with all notices, orders and decisions required by the Pledgee within a reasonable period.

6.4                               Each Pledgor hereby covenants to the Pledgee that it/he will comply with and perform all warranties, covenants, agreements, representations and conditions hereunder. If the Pledgor fails to perform such warranties, covenants, agreements, representations and conditions in whole or in part, it/he shall compensate the Pledgee for all losses caused thereby.

6.5                               If the pledged equity hereunder is subject to any coercive measures by any court or other government department for any reason, the Pledgor shall use all efforts, including but not limited to providing other security or taking other measures to the court, to lift such coercive measures taken by the court or other department over the above equity.

6.6                               In the event that the value of any Equity held by any Pledgor may decrease and will thus endanger the Pledgee’s right, the pledgee may request the Pledgor to provide additional mortgage or other security. If the Pledgor fails to provide, the Pledgee may auction or sell the Equity at any time, and use the proceeds from such auction or sale to early repay the secured debts or place the proceeds in escrow.

6.7                               The Pledgors and/or Party C shall not increase, reduce or transfer, or assist others to increase, reduce or transfer, Party C’s registered capital (or their contributions to Party C), or create any encumbrances thereon, without prior written consent of the Pledgee. Subject to the previous sentence, any Party C’s Equity registered and obtained after the date hereof shall be referred to as “Additional Equity”. The Pledgor and Party C shall enter into a supplemental equity pledge agreement with the Pledgee immediately after the Pledgor acquires the Additional Equity, shall procure the board of directors and the shareholders’ meeting of Party C to approve the supplemental equity pledge agreement, and shall provide the Pledgee with all documents required by the supplemental equity pledge agreement, including but not limited to : (a) the original shareholder’s contribution certificate concerning the Additional Equity issued by Party C; and (b) the copy of the capital verification report concerning the Additional Equity issued by a Chinese certified public accountant. The Pledgor and Party C shall complete the registration on creation of pledge over the Additional Equity according to Clause 3.1 hereof.

6.8                               Unless the Pledgee gives contrary instructions in advance, each Pledgor and/or Party C agree that if the Pledgor transfers any Equity to any third party (“Equity Transferee”) in whole or in part in violation of this Contract (including separation and succession), the Pledgor and/or Party C shall procure the Equity Transferee to recognize the Pledge unconditionally, and shall complete necessary formalities on change of registration (including but not limited to execution of relevant documents) to ensure the Pledge continues to exist.

6.9                               If the Pledgee provides any loan to Party C, the Pledgors and/or Party C agree to create a pledge over the Equity in favor of the Pledgee to secure repayment of the loan, and to complete relevant formalities promptly according to laws, regulations or local practices (if any), including but not limited to execution of relevant documents and completion of registration on creation or change of pledge.

Party C further warrants and consents as follows:

6.10                        If the execution and performance hereof and the equity pledge hereunder require any third party’s consent, permission, waiver or authorization, or any approval, permission, exemption of or any registration or filing with any government authority (if required by law), Party C shall use it best efforts to assist to obtain the same and maintain the same fully effective during the term of this Contract.

6.11                        Party C shall not assist or permit the Pledgors to create any new pledge or other security interest over the Equity, nor assist or permit the Pledgors to transfer the Equity without prior written consent of the Pledgee.

6.12                        Party C agrees to strict comply with, together with the Pledgors, the obligations under Clauses 6.7, 6.7 and 6.9 hereof.

6.13                        Party C shall not transfer its assets or create or permit existence of any security interest or other encumbrances over its assets which may affect the Pledgee’s rights or interests in the Equity (including but not limited to transfer of Party C’s intellectual property or transfer of any Party C’s asset with a value of RMB 500000 or more outside the normal course of business, or any encumbrances over the property or use right to such assets), without prior written consent of the Pledgee.

6.14                        When any lawsuit, arbitration or other claim occurs, which may have adverse effect on Party C, the Equity or the Pledgee’s interest under the Control Agreements, Party C undertakes to give prompt written notice to the Pledgee as soon as possible, and to take all necessary measures at the reasonable request of the Pledgee to ensure the Pledgee’s pledge interest over the Equity.

6.15                        Party C shall not take or permit any acts or conducts that may have adverse effect on the Pledgee’s interest or the Equity under the Control Agreements.

6.16                        Party C shall provide the Pledgee with its financial statements for the previous calendar quarter in the first month of every calendar quarter, including but not limited to the balance sheet, the income statement and the cash flow statement, and shall provide the Pledgee with the audited financial statements of the previous year within five (5) working days after issuance of such audited financial statements.

6.17                        Party C undertakes to take, at the reasonable request of the Pledgee, all necessary measures and to execute all necessary documents, to ensure the pledge interest of the Pledgee over the Equity and the exercise and realization of such interest.

6.18                        If the exercise of the Pledge hereunder causes any transfer of the Equity, Party C undertakes to take all measures to complete such transfer.

6.19                        At the request of the Pledgee, Party C shall complete the registration of renewal of its business term three (3) months before expiration of its business term, to ensure the validity of this Contract continues.

7.                                      Breach Events

7.1                               The following circumstances shall be deemed breach events:

7.1.1                     Party C or any Pledgor breaches any obligation under the Transaction Documents;

7.1.2                     Any representation or warranty made by any Pledgor in Clause 5 hereof contains material misrepresentation or omission, and/or the Pledgor breaches any warranties in Clause 5 hereof;

7.1.3                     The Pledgors and Party C fail to complete any registration of the Equity Pledge with the Registration Authority according to Clause 3.1 hereof.

7.1.4                     The Pledgors or Party C breaches any provisions hereof;

7.1.5                     Unless specifically stipulated in Clause 6.1.1, any Pledgor transfers or intends to transfer or waives the pledged Equity, or assigns the pledged Equity without written consent of the Pledgee;

7.1.6                     Any loan, undertaking, compensation, covenant or other debt owed by any Pledgors to any third party (1) is requested to be repaid or performed early owing to the Pledgor’s breach of contract; or (2) has been due but is unable to be repaid or performed, which results in adverse effect upon the Pledgor’s ability to perform the obligations hereunder;

7.1.7                     Any approval, license, permit or authority that makes this Contract enforceable, legal and valid is cancelled, suspended, void or materially modified;

7.1.8                     Promulgation of any applicable laws causes this Contract illegal or the Pledgor unable to perform the obligations hereunder;

7.1.9                     Any adverse change occurs to any assets of any Pledgor, which, the Pledgee believes, affects the Pledgor’s ability to perform obligations hereunder;

7.1.10              The successors or trustees of Party C and the Pledgors can only perform any obligation under the Transaction Documents in part, or refuse to perform any obligation under the Transaction Documents; and

7.1.11              The Pledgee is unable or may be unable to exercise any right to the Pledge.

7.2                               The Pledgors shall give written notice to the Pledgee immediately when they know or find any circumstance set forth in Clause 7.1 or any event that may cause such circumstances.

7.3                               Unless the Breach Events set forth in Clause 7.1 have been corrected to the satisfaction of the Pledgee, the Pledgee may send a Breach Notice to Party C and the Pledgor when or after the Breach Event occurs, requesting the Pledgor and Party C to immediately perform obligations under the Transaction Documents, and/or dispose of the Pledge according to Clause 8 hereof.

8.                                      Enforcement of the Pledge

8.1                               Before the obligations under the Transaction Documents are fully performed, the Pledgors shall not transfer their Equity in Party C without written consent of the Pledgee.

8.2                               The Pledgee may send a Breach Notice to the Pledgors when it exercises the Pledge.

8.3                               Subject to the provisions of Clause 7.3 hereof, the Pledgee may enforce any rights to the Pledge when or after it sends the Breach Notice according to Clause 7.2 hereof.

8.4                               The Pledgee is entitled to first payment from the proceeds of transfer, auction or sale of the pledged Equity hereunder in whole or in part according to the legal procedures, until the obligations under the Transaction Documents are fully performed by Party C and the Pledgors.

8.5                               When the Pledgee disposes of the Pledge according to this Contract, the Pledgors and Party C shall provide necessary assistance to enable the Pledgee to enforce the Pledge according to this Contract.

8.6                               The Pledgors shall assume all expenses, taxes and legal costs with respect to creation of the Pledge and realization of the Pledgee’s rights hereunder, except for those to be assumed by the Pledgee or Party C according to law or the agreement between the Parties.

8.7                               The Parties acknowledge that each founding shareholder (i.e., Tianhua Wu, Ke Yang and Ming Dong) and Party C shall be jointly and severally liable for any breach of any provisions hereof, and shall not be jointly and severally liable for any breach of this Contract by other shareholders than the founding shareholders and the employee shareholding platform (“Investor Shareholders”) (unless any founding shareholder provides assistance to any transfer or other disposal of the Equity by any Investor Shareholder in violation of this Contract, and fails to notify the Pledgee to take corresponding measures or to obtain consent of Party A, in which case the founding shareholder shall assume joint and several liability with the Investor Shareholder for the latter’s breach). Each Investor Shareholder shall be severally liable for any breach under the Transaction Documents attributable to itself, and shall not assume any joint and several liability for any breach by the other Parties hereto. Without limiting the generality of the above provisions, notwithstanding any contrary provisions hereof, the Pledgee shall exercise the Pledge against all Pledgors in proportion to their respective shareholding percentages, unless the exercise of the Pledge is resulting from any Pledgor’s breach of any representations, warranties or covenants under the Transaction Documents, in which case the Pledgee has the right to first exercise the Pledge against the Equity held by the above Pledgor.

9.                                      Transfer

9.1                               No Pledgor may transfer or delegate any rights or obligations hereunder without prior written consent of the Pledgee.

9.2                               This Contract shall bind each Pledgor and its/his successors and permitted assigns, and inure to the benefit of the Pledgee and its successors and assigns. When the Pledgee deems necessary, the Pledgors shall procure their respective successors and permitted assigns to execute necessary documents to ensure that they are bound by this Contract.

9.3                               The Pledgee may transfer any and all of its rights and obligations under the Transaction Documents to any person designated by it (whether natural person or legal person) by giving notice to the Pledgors at any time. In such case, the transferee shall enjoy and assume the rights and obligations hereunder, as if it is an original party to this Contract. When the Pledgee transfers any rights and obligations under the Transaction Documents, the Pledgors shall execute relevant agreement or other documents relating to the transfer at the request of the Pledgee.

9.4                               If the Pledgee is to be changed due to any transfer, at the request of the Pledgee, the Pledgor shall enter into a new pledge contract of the same terms and conditions as those of this Contract with the new pledgee.

9.5                               The Pledgors shall strictly comply with this Contract and any other contracts entered into by the Parties hereto or any Party jointly or severally, including the Exclusive Option Contract and the Power of Attorney issued in favor of the Pledgee, shall perform the obligations under this Contract and other contracts, and shall not take any acts or omissions that may affect the validity or enforceability hereof or thereof. Unless as instructed by the Pledgee in writing, the Pledgors shall not exercise any residual rights to the pledged Equity hereunder.

10.                               Termination

When all obligations of Party C and the Pledgors under the Transaction Documents are terminated, this Contract shall terminate, and the Pledgee shall terminate this Contract as soon as reasonably and practicably possible.

Unless the laws provide otherwise, the Pledgors or Party C has no right to terminate or rescind this Contract in any case without written consent of the Pledgee.

11.                               Formality Charges and Other Costs

Party C shall assume all costs and expenses relating to this Contract, including but not limited to attorney’s fee, cost of production, stamp duty and other taxes and duties. If the Pledgee is required to assume certain taxes and duties according to applicable law, the Pledgors shall procure Party C to fully refund the taxes and duties already paid by the Pledgee.

12.                               Confidentiality Obligation

The Parties acknowledge that any oral or written information exchanged between them with respect to this Contract are confidential information. Each Party shall keep such information confidential, and shall not disclosure such information to any third party without written consent of the other Parties, except for any information (a) known to the public (not through disclosure by the receiving Party); (b) the disclosure of which is required by applicable laws or any rules or regulations of any stock exchange; or (c) required by any transaction contemplated herein to be disclosed to either Party’s legal or financial consultant who shall be bound by any confidentiality obligations similar to those under this Clause 12. Any disclosure by any personnel or organization employed by either Party shall be deemed disclosure by such Party, and such Party shall be liable for breach by the personnel or organization of this Contract. This Clause 12 shall survive termination of this Contract for whatever reasons.

13.                               Applicable Law and Dispute Resolution

13.1                        The execution, validity, interpretation and performance hereof, and the resolution of any dispute hereunder shall be governed by the officially promulgated and publicly available laws of China. Any matter not covered by the officially promulgated and publicly available laws of China shall be governed by the international legal principles and conventions.

13.2                        If any dispute arises out of interpretation or performance of this Contract, the Parties shall consult to resolve such dispute in good faith. If the Parties fail to reach an agreement on resolution of the dispute within 30 days after either Party proposes consultation, either Party may refer the dispute to China International Economic and Trade Arbitration Commission for arbitration according to the current arbitration rules of the Commission. The arbitration shall be conducted in Beijing in Chinese. The arbitration award shall be conclusive and bind the Parties.

13.3                        Where any dispute arises out of interpretation or performance hereof, or when any dispute is under arbitration, except for the disputed matters, the Parties shall continue to exercise their respective rights and perform their respective obligations hereunder.

14.                               Notification

14.1                        All notices and other communications required or permitted by this Contract shall be sent to the designated address of each Party by personal delivery, postage-prepaid registered mail, commercial courier service or fax. A confirmation shall be sent by email for each notice. The notice shall be deemed given:

14.1.1              When it is delivered or refused at the designated receiving address, in case of personal delivery, courier service or postage-prepaid registered mail.

14.1.2              On the date when it is successfully transmitted evidenced by the transmission confirmation generated automatically, in case of fax.

15.                               Severability

If any or several provisions hereof are decided void, illegal or unenforceable in any respect according to any laws or regulations, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired in any respect. The Parties shall consult in good faith to replace such void, illegal or unenforceable provisions with valid provisions to the maximum extent permitted by laws and expected by the Parties, so that the valid provisions have as much similar economic effect to that of those void, illegal or unenforceable as possible.

16.                               Exhibits

The exhibits attached hereto constitute an integral part of this Contract.

17.                               Effectiveness

17.1                        This Contract shall become effective when the Parties sign it. Any amendment to, modification of or supplement to this Contract shall be made in writing, and become effective when the Parties sign or seal. The Parties specifically agree that the signed electronic copies in PDF format exchanged by the Parties via email shall be deemed originals, and can serve as evidence of formation of this Agreement.

17.2                        This Agreement is written in Chinese. It is made in thirty (30) counterparts, with each Party holding one counterpart, and the remaining counterparts kept on file by Ningxia Xiangshang Rongke Technology Development Co., Ltd. All counterparts have equal legal force.

[The remainder of this page is intentionally left blank. Signature page follows.]

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Authorized representative:	/s/ Tianhua Wu

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Ningxia Xiangshang Yixin Technology Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Yixin Technology Co., Ltd.

Authorized representative:	/s/ Tianhua Wu

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Tianhua Wu

Signature:	/s/ Tianhua Wu

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Ming Dong

Signature:	/s/ Ming Dong

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Ningxia Haozhong Management Consulting Center (Limited Partnership)

Company seal: /s/ Ningxia Haozhong Management Consulting Center (Limited Partnership)

Authorized representative:	/s/ Tianhua Wu

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Beijing Tiaozhan Management Consulting Co., Ltd.

Company Seal: /s/ Beijing Tiaozhan Management Consulting Co., Ltd.

Authorized representative:	/s/ Binsen Tang

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Xiaochang Shuimu Investment Center (Limited Partnership)

Company seal: /s/ Xiaochang Shuimu Investment Center (Limited Partnership)

Authorized representative:	/s/ Hongyu Chen

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Horgos Tiaozhanzhe Venture Capital Co., Ltd.

Company seal: /s/ Horgos Tiaozhanzhe Venture Capital Co., Ltd.

Authorized representative:	/s/ Ting Ma

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Ke Yang

Signature:	/s/ Ke Yang

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Beijing Pansheng Investment Management Co., Ltd.

Company seal: /s/ Beijing Pansheng Investment Management Co., Ltd.

Authorized representative:	/s/ Tong Lin

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Beijing Mosi Investment Co., Ltd.

Company seal: /s/ Beijing Mosi Investment Co., Ltd.

Authorized representative:	/s/Yang Sun

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership)

Company seal: /s/ Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership)

Authorized representative:	/s/ Yang Sun

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Beijing Ganquan Huizhi Assets Management Co., Ltd.

Company seal: /s/ Beijing Ganquan Huizhi Assets Management Co., Ltd.

Authorized representative:	/s/ Danda Song

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Yang Sun

Signature:	/s/ Yang Sun

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Beijing Lingfeng Investment Center (Limited Partnership)

Company seal: /s/ Beijing Lingfeng Investment Center (Limited Partnership)

Authorized representative:	/s/ Jin Yang

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Xueping Lin

Signature:	/s/ Xueping Lin

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership)

Company seal: /s/ Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership)

Authorized representative:	/s/ Haiyan Wu

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Chengdu Nibilu Technology Co., Ltd.

Company Seal: /s/ Chengdu Nibilu Technology Co., Ltd.

Authorized representative:	/s/ Neng Jiang

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership)

Company Seal: /s/ Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership)

Authorized representative:	/s/ Junwen Yao

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership)

Company Seal: /s/ Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership)

Authorized representative:	/s/ Binghui Lu

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership)

Company Seal: /s/ Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership)

Authorized representative:	/s/ Bin Chen

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership)

Company Seal: /s/ Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership)

Authorized representative:	/s/ Jianwei Li

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

Company Seal: /s/ Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

Authorized representative:	/s/ Xiaoping Xu

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Beijing Oumu Lianghe Investment Management Co., Ltd.

Company Seal: /s/ Beijing Oumu Lianghe Investment Management Co., Ltd.

Authorized representative:	/s/ Xueqing Zhang

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Beijing Qianxian Shidai Investment Management Co., Ltd.

Company Seal: /s/ Beijing Qianxian Shidai Investment Management Co., Ltd.

Authorized representative:	/s/ Xianlin Xie

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership)

Company Seal: /s/ Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership)

Authorized representative:	/s/ Keyi Chen

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Hangzhou Xianfeng Investment Partnership (Limited Partnership)

Company Seal: /s/ Hangzhou Xianfeng Investment Partnership (Limited Partnership)

Authorized representative:	/s/ Keyi Chen

Signature Page of the Equity Pledge Contract

In witness whereof, the Parties have caused this equity pledge contract to be signed by their authorized representatives on the date first written above.

Tianjin Jinmi Investment Partnership (Limited Partnership)

Company Seal: /s/ Tianjin Jinmi Investment Partnership (Limited Partnership)

Authorized representative:	/s/ De Liu

Signature Page of the Equity Pledge Contract

Exhibits to the Equity Pledge Contract:

1.        Capital Contribution Certificates

2.        Register of Shareholders of Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Exhibit to the Equity Pledge Contract

Exhibit 1

Capital Contribution Certificate

We hereby certify that Tianhua Wu (ID No.: ##################) has contributed RMB 2,143,552.44 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 16.8756% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Exhibit to the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Ke Yang (ID No.: ##################) has contributed RMB 867,730.55 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 6.8314% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Exhibit to the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Ming Dong (ID No.: ##################) has contributed RMB 45,879.07 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 0.3612% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Exhibit to the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Yang Sun (ID No.: ##################) has contributed RMB 57,012.20 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 0.4488% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Exhibit to the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Xueping Lin (ID No.: ##################) has contributed RMB 138,313.00 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 1.0889% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Exhibit to the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Ningxia Haozhong Management Consulting Center (Limited Partnership) (uniform social credit code: 91110105MA0066QR21) has contributed RMB 2,218,853.12 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 17.4684% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Exhibit to the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Xiaochang Shuimu Investment Center (Limited Partnership) (uniform social credit code: 91420921399722661A) has contributed RMB 1,478,057.39 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 11.6363% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Exhibit to the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Beijing Oumu Lianghe Investment Management Co., Ltd. (uniform social credit code: 91110105318277042R) has contributed RMB 48,047.95 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 0.3783% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Beijing Ganquan Huizhi Assets Management Co., Ltd. (uniform social credit code: 91110105MA0059KC4B) has contributed RMB 26,885.88 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 0.2117% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership) (uniform social credit code: 91120111300417406M) has contributed RMB 10,870.12 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 0.0856% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Beijing Tiaozhan Management Consulting Co., Ltd. (uniform social credit code: 91110108599625014T) has contributed RMB 93,670.88 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 0.7374% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Beijing Qianxian Shidai Investment Management Co., Ltd. (uniform social credit code: 91110108335431961K) has contributed RMB 85,006.32 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 0.6692% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Horgos Tiaozhanzhe Venture Capital Co., Ltd. (uniform social credit code: 91654004MA77E22X0G) has contributed RMB 8,664.56 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 0.0682% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Tianjin Zhenge Tianfeng Investment Center (Limited Partnership) (uniform social credit code: 911201163286962240) has contributed RMB 187,341.76 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 1.4749% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Hangzhou Xianfeng Investment Partnership (Limited Partnership) (uniform social credit code: 91330104397509613D) has contributed RMB 67,146.50 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 0.5286% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Chengdu Nibilu Technology Co., Ltd. (uniform social credit code: 91510100672173748G) has contributed RMB 134,293.00 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 1.0572% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Beijing Pansheng Investment Management Co., Ltd. (uniform social credit code: 91110105062794643Q) has contributed RMB 242,864.82 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 1.9120% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu
Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Beijing Mosi Investment Co., Ltd. (uniform social credit code: 91110105358330813G) has contributed RMB 175,590.31 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 1.3824% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu

Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Tianjin Jinmi Investment Partnership (Limited Partnership) (uniform social credit code: 91120116300406563H) has contributed RMB 1,865,975.03 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 14.6903% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu

Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Beijing Lingfeng Investment Center (Limited Partnership) (uniform social credit code: 911101083512993232) has contributed RMB 585,109.14 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 4.6064% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu

Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership) (uniform social credit code: 91330206MA28236F8Q) has contributed RMB 234,913.63 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 1.8494% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu

Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Beijing Venture Equity Investment Development Partnership (Limited Partnership) (uniform social credit code: 911101013512860205) has contributed RMB 487,804.88 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 3.8403% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu

Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership) (uniform social credit code: 91641200MA75WPB237) has contributed RMB 490,853.66 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 3.8643% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu

Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership) (uniform social credit code: 91440300354447723J) has contributed RMB 121,951.22 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 0.9601% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu

Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership) (uniform social credit code: 91360405MA35KGDN07) has contributed RMB 365,853.66 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 2.8803% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu

Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Capital Contribution Certificate

We hereby certify that Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership) (uniform social credit code: 913604053432534720) has contributed RMB 519,868.04 to Ningxia Xiangshang Rongke Technology Development Co., Ltd., and holds 4.0928% equity in Ningxia Xiangshang Rongke Technology Development Co., Ltd. The above equity has been pledged wholly in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu

Name: Tianhua Wu

Title: Legal Representative

Date: June 7, 2018

Signature Page of the Equity Pledge Contract

Exhibit 2

Register of Shareholders of Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Shareholder	ID No./ Registration No./ Uniform Social Credit Code	Capital Contribution (RMB: ten thousand)	Shareholding Percentage	Equity Pledge
Tianhua Wu	##################	214.355244	16.8756%	Tianhua Wu creates a pledge over his entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Ke Yang	##################	86.773055	6.8314%	Ke Yang creates a pledge over his entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Ming Dong	##################	4.587907	0.3612%	Ming Dong creates a pledge over his entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Yang Sun	##################	5.701220	0.4488%	Yang Sun creates a pledge over his entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Xueping Lin	##################	13.831300	1.0889%	Xueping Lin creates a pledge over her entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Exhibit to the Equity Pledge Contract

Shareholder	ID No./ Registration No./ Uniform Social Credit Code	Capital Contribution (RMB: ten thousand)	Shareholding Percentage	Equity Pledge
Ningxia Haozhong Management Consulting Center (Limited Partnership)	91110105MA0066QR21	221.885312	17.4684%	Ningxia Haozhong Management Consulting Center (Limited Partnership) creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Xiaochang Shuimu Investment Center (Limited Partnership)	91420921399722661A	147.805739	11.6363%	Xiaochang Shuimu Investment Center (Limited Partnership) creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Beijing Oumu Lianghe Investment Management Co., Ltd.	91110105318277042R	4.804795	0.3783%	Beijing Oumu Lianghe Investment Management Co., Ltd. creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Shareholder	ID No./ Registration No./ Uniform Social Credit Code	Capital Contribution (RMB: ten thousand)	Shareholding Percentage	Equity Pledge
Beijing Ganquan Huizhi Assets Management Co., Ltd.	91110105MA0059KC4B	2.688588	0.2117%	Beijing Ganquan Huizhi Assets Management Co., Ltd. creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership)	91120111300417406M	1.087012	0.0856%	Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership) creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Beijing Tiaozhan Management Consulting Co., Ltd.	91110108599625014T	9.367088	0.7374%	Beijing Tiaozhan Management Consulting Co., Ltd. creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Beijing Qianxian Shidai Investment Management Co., Ltd.	91110108335431961K	8.500632	0.6692%	Beijing Qianxian Shidai Investment Management Co., Ltd. creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Shareholder	ID No./ Registration No./ Uniform Social Credit Code	Capital Contribution (RMB: ten thousand)	Shareholding Percentage	Equity Pledge
Horgos Tiaozhanzhe Venture Capital Co., Ltd.	91654004MA77E22X0G	0.866456	0.0682%	Horgos Tiaozhanzhe Venture Capital Co., Ltd. creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)	911201163286962240	18.734176	1.4749%	Tianjin Zhenge Tianfeng Investment Center (Limited Partnership) creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Hangzhou Xianfeng Investment Partnership (Limited Partnership)	91330104397509613D	6.714650	0.5286%	Hangzhou Xianfeng Investment Partnership (Limited Partnership) creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Shareholder	ID No./ Registration No./ Uniform Social Credit Code	Capital Contribution (RMB: ten thousand)	Shareholding Percentage	Equity Pledge
Chengdu Nibilu Technology Co., Ltd.	91510100672173748G	13.429300	1.0572%	Chengdu Nibilu Technology Co., Ltd. creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Beijing Pansheng Investment Management Co., Ltd.	91110105062794643Q	24.286482	1.9120%	Beijing Pansheng Investment Management Co., Ltd. creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Beijing Mosi Investment Co., Ltd.	91110105358330813G	17.559031	1.3824%	Beijing Mosi Investment Co., Ltd. creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Tianjin Jinmi Investment Partnership (Limited Partnership)	91120116300406563H	186.597503	14.6903%	Tianjin Jinmi Investment Partnership (Limited Partnership) creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Shareholder	ID No./ Registration No./ Uniform Social Credit Code	Capital Contribution (RMB: ten thousand)	Shareholding Percentage	Equity Pledge
Beijing Lingfeng Investment Center (Limited Partnership)	911101083512993232	58.510914	4.6064%	Beijing Lingfeng Investment Center (Limited Partnership) creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership)	91330206MA28236F8Q	23.491363	1.8494%

Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership) creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership)	911101013512860205	48.780488	3.8403%	Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership) creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Shareholder	ID No./ Registration No./ Uniform Social Credit Code	Capital Contribution (RMB: ten thousand)	Shareholding Percentage	Equity Pledge
Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership)	91641200MA75WPB237	49.085366	3.8643%	宁夏韦恩股权投资基金（有限合伙）creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership)	91440300354447723J	12.195122	0.9601%	Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership) creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership)	91360405MA35KGDN07	36.585366	2.8803%	Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership) creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.

Shareholder	ID No./ Registration No./ Uniform Social Credit Code	Capital Contribution (RMB: ten thousand)	Shareholding Percentage	Equity Pledge
Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership)	913604053432534720	51.986804	4.0928%	Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership) creates a pledge over its entire equity in the Company in favor of Ningxia Xiangshang Yixin Technology Co., Ltd.
Total	—	1270.210913	100%	—

[The remainder of this page is intentionally left blank. Signature page follows.]

(Signature Page of the Register of Shareholders of Ningxia Xiangshang Rongke
Technology Development Co., Ltd.)

Company: Ningxia Xiangshang Rongke Technology Development Co., Ltd.

Company seal: /s/ Ningxia Xiangshang Rongke Technology Development Co., Ltd.

By:	/s/ Tianhua Wu
Name:	Tianhua Wu
Title:	Legal Representative

Date: June 7, 2018

Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Tianhua Wu

Signature:	/s/ Tianhua Wu

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Ming Dong

Signature:	/s/ Ming Dong

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Ningxia Haozhong Management Consulting Center (Limited Partnership)

Company seal: /s/ Ningxia Haozhong Management Consulting Center (Limited Partnership)

Authorized representative:	/s/ Tianhua Wu

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Beijing Qianxian Shidai Investment Management Co., Ltd.

Company Seal: /s/ Beijing Qianxian Shidai Investment Management Co., Ltd.

Authorized representative:	/s/ Xianlin Xie

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Beijing Tiaozhan Management Consulting Co., Ltd.

Company Seal: /s/ Beijing Tiaozhan Management Consulting Co., Ltd.

Authorized representative:	/s/ Binsen Tang

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Xiaochang Shuimu Investment Center (Limited Partnership)

Company seal: /s/ Xiaochang Shuimu Investment Center (Limited Partnership)

Authorized representative:	/s/ Hongyu Chen

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Horgos Tiaozhanzhe Venture Capital Co., Ltd.

Company seal: /s/ Horgos Tiaozhanzhe Venture Capital Co., Ltd.

Authorized representative:	/s/ Ting Ma

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Ke Yang

Signature:	/s/ Ke Yang

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Beijing Pansheng Investment Management Co., Ltd.

Company seal: /s/ Beijing Pansheng Investment Management Co., Ltd.

Authorized representative:	/s/ Tong Lin

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Beijing Mosi Investment Co., Ltd.

Company seal: /s/ Beijing Mosi Investment Co., Ltd.

Authorized representative:	/s/ Yang Sun

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership)

Company seal: /s/ Gongqingcheng Wayne Investment Fund Partnership (Limited Partnership)

Authorized representative:	/s/ Yang Sun

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Beijing Ganquan Huizhi Assets Management Co., Ltd.

Company seal: /s/ Beijing Ganquan Huizhi Assets Management Co., Ltd.

Authorized representative:	/s/ Danda Song

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Yang Sun

Signature:	/s/ Yang Sun

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Beijing Lingfeng Investment Center (Limited Partnership)

Company seal: /s/ Beijing Lingfeng Investment Center (Limited Partnership)

Authorized representative:	/s/ Jin Yang

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Xueping Lin

Signature:	/s/ Xueping Lin

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership)

Company seal: /s/ Gongqingcheng Shanglin Investment Management Partnership (Limited Partnership)

Authorized representative:	/s/ Haiyan Wu

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Chengdu Nibilu Technology Co., Ltd.

Company Seal: /s/ Chengdu Nibilu Technology Co., Ltd.

Authorized representative:	/s/ Neng Jiang

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership)

Company Seal: /s/ Gongqingcheng Dianliang Investment Management Partnership (Limited Partnership)

Authorized representative:	/s/ Junwen Yao

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership)

Company Seal: /s/ Beijing Huagai Venture Equity Investment Development Partnership (Limited Partnership)

Authorized representative:	/s/ Binghui Lu

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership)

Company Seal: /s/ Tianjin Ronghui Hetou Enterprise Management Partnership (Limited Partnership)

Authorized representative:	/s/ Bin Chen

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership)

Company Seal: /s/ Zhenzhi Chengyuan Equity Investment Center of Ningbo Meishan Bonded Port Area (Limited Partnership)

Authorized representative:	/s/ Jianwei Li

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

Company Seal: /s/ Tianjin Zhenge Tianfeng Investment Center (Limited Partnership)

Authorized representative:	/s/ Xiaoping Xu

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Beijing Oumu Lianghe Investment Management Co., Ltd.

Company Seal: /s/ Beijing Oumu Lianghe Investment Management Co., Ltd.

Authorized representative:	/s/ Xueqing Zhang

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Hangzhou Xianfeng Investment Partnership (Limited Partnership)

Company Seal: /s/ Hangzhou Xianfeng Investment Partnership (Limited Partnership)

Authorized representative:	/s/ Keyi Chen

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership)

Company Seal: /s/ Shenzhen Xianfeng Growth Investment Partnership (Limited Partnership)

Authorized representative:	/s/ Keyi Chen

Confirmation and Signature Page of the Register of Shareholders

(Confirmation and Signature Page of the Register of Shareholders of Ningxia
Xiangshang Rongke Technology Development Co., Ltd.)

Shareholder: Tianjin Jinmi Investment Partnership (Limited Partnership)

Company Seal: /s/ Tianjin Jinmi Investment Partnership (Limited Partnership)

Authorized representative:	/s/ De Liu

Confirmation and Signature Page of the Register of Shareholders